UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

WIRED ASSOCIATES SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53161	37-1458557
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1559 East 38th Street

Brooklyn, New York 11234

(Address of principal executive offices)

(855) 639-9453

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2012, the Board of Directors of Wired Associates Solutions, Inc. (the “Company”) authorized an amendment to the Company’s bylaws changing the Company’s fiscal year end from October 31 to December 31. The Company will file a transition report on Form 10-K on or before March 31, 2012 that will cover the two month transition period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amended and Restated By-Laws of Wired Associates Solutions, Inc., effective March 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRED ASSOCIATES SOLUTIONS, INC.

Date: March 16, 2012	By:	/s/ Justin Jarman
Name: Justin Jarman
Title: Chief Executive Officer